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                                                                  Exhibit 10.74

                                   Amendment No. 2
                                          to
                            NORTHWEST AIRLINES CORPORATION
               1996 RETENTION AND LONG TERM INCENTIVE COMPENSATION PLAN



     1.   Section 1(e) is hereby amended to read in its entirety as follows:

          e. "Fair Market Value" with respect to a share of Common Stock means $53.37.